Buffalo Small Cap Fund
Schedule of Investments
June 30, 2021 (Unaudited)

Shares or Face Amount			Fair Value*
		COMMON STOCKS - 95.55%
		Communication Services - 5.42%
		Diversified Telecommunication Services - 1.77%
164,485		Bandwidth, Inc. (a)	$22,685,771

		Interactive Media & Services - 3.65%
856,105		Eventbrite, Inc. (a)	16,265,995
421,920		EverQuote, Inc. (a)	13,788,346
888,730		Genius Sports Ltd. - ADR (a) (b)	16,681,462
			46,735,803
		Total Communication Services (Cost $56,183,957)	69,421,574

		Consumer Discretionary - 15.00%
		Hotels, Restaurants & Leisure - 6.42%
349,040		Bally’s Corp. (a)	18,886,554
1,067,610		Everi Holdings Inc. (a)	26,626,193
1,286,245		Rush Street Interactive, Inc. (a)	15,769,364
121,130		Texas Roadhouse, Inc.	11,652,706
58,290		Wingstop, Inc.	9,188,253
			82,123,070
		Household Durables - 2.51%
206,632		Lovesac Co/The (a)	16,487,167
592,670		Purple Innovation, Inc. (a)	15,652,415
			32,139,582
		Internet & Direct Marketing Retail - 2.38%
111,675		Overstock.com, Inc. (a)	10,296,435
513,020		RealReal Inc/The (a)	10,137,276
101,995		Shutterstock, Inc.	10,012,849
			30,446,560
		Specialty Retail - 2.30%
786,390		Guess?, Inc.	20,760,696
1,013,190		Shift Technologies, Inc. (a)	8,693,170
			29,453,866
		Textiles, Apparel & Luxury Goods - 1.39%
407,487		Steven Madden Ltd.	17,831,631
		Total Consumer Discretionary (Cost $133,865,231)	191,994,709

		Consumer Staples - 0.78%
		Beverages - 0.78%
148,065		MGP Ingredients, Inc.	10,015,116
		Total Consumer Staples (Cost $4,771,239)	10,015,116

		Finance and Insurance - 0.28%
		Other Financial Investment Activities - 0.28%
363,720		Ascendant Digital Acquisition Corp. - ADR (a) (b)	3,619,014
		Total Finance and Insurance (Cost $3,644,270)	3,619,014

		Financials - 5.79%
		Capital Markets - 2.60%
151,195		Hamilton Lane Inc. - Class A	13,776,888
451,595		Open Lending Corp. (a)	19,459,229
			33,236,117
		Insurance - 3.19%
434,810		BRP Group, Inc. (a)	11,587,686
179,560		eHealth, Inc. (a)	10,486,304
249,078		Palomar Holdings, Inc. (a)	18,795,426
			40,869,416
		Total Financials (Cost $45,617,771)	74,105,533

		Health Care - 27.61%
		Biotechnology - 11.57%
717,383		Avid Bioservices, Inc. (a)	18,400,874
243,174		CareDx, Inc. (a)	22,255,284
321,717		Castle Biosciences, Inc. (a)	23,591,508
327,360		Deciphera Pharmaceuticals, Inc. (a)	11,984,650
216,320		DermTech, Inc. (a)	8,992,422
464,930		Halozyme Therapeutics, Inc. (a)	21,112,471
135,247		Ligand Pharmaceuticals, Inc. (a)	17,743,054
212,470		Natera, Inc. (a)	24,121,719
			148,201,982
		Health Care Equipment & Supplies - 5.13%
200,000		CVRX, Inc. (a)	5,600,000
144,705		Establishment Labs Holdings, Inc. - ADR (a) (b)	12,638,535
453,012		NeuroPace, Inc. (a)	10,777,155
953,610		OraSure Technologies, Inc. (a)	9,669,605
1,287,900		SmileDirectClub, Inc. (a)	11,178,972
104,315		STAAR Surgical Co. (a)	15,908,038
			65,772,305
		Health Care Providers & Services - 2.96%
437,530		Biodesix, Inc. (a)	5,779,772
259,963		HealthEquity, Inc. (a)	20,921,822
251,000		Privia Health Group, Inc. (a)	11,136,870
			37,838,464
		Health Care Technology - 2.35%
409,090		iCAD, Inc. (a)	7,081,348
374,424		Phreesia, Inc. (a)	22,952,191
			30,033,539
		Life Sciences Tools & Services - 4.45%
254,325		Adaptive Biotechnologies Corporation (a)	10,391,720
275,915		Quanterix Corp. (a)	16,185,174
464,805		Sotera Health Co. (a)	11,262,225
213,560		Syneos Health, Inc. (a)	19,111,484
			56,950,603
		Pharmaceuticals - 1.15%
561,090		Ocular Therapeutix, Inc. (a)	7,956,256
598,985		Verrica Pharmaceuticals, Inc. (a)	6,768,531
			14,724,787
		Total Health Care (Cost $228,799,961)	353,521,680

		Industrials - 19.50%
		Air Freight & Logistics - 1.36%
746,900		Air Transport Services Group, Inc. (a)	17,350,487

		Building Products - 3.69%
159,415		Advanced Drainage Systems, Inc.	18,583,007
719,132		Janus International Group, Inc. (a)	10,161,335
796,425		PGT Innovations, Inc. (a)	18,500,953
			47,245,295
		Construction & Engineering - 2.70%
176,965		MasTec, Inc. (a)	18,775,986
166,825		NV5 Global, Inc. (a)	15,766,631
			34,542,617
		Electrical Equipment - 2.01%
538,400		Array Technologies, Inc. (a)	8,399,040
164,370		Vicor Corp. (a)	17,380,484
			25,779,524
		Machinery - 4.19%
267,485		Hydrofarm Holdings Group, Inc. (a)	15,811,038
119,870		John Bean Technologies Corp.	17,095,860
166,527		Kornit Digital Ltd. - ADR (a) (b)	20,704,302
			53,611,200
		Professional Services - 4.89%
299,000		First Advantage Corp. (a)	5,953,090
124,710		FTI Consulting, Inc. (a)	17,036,633
271,658		ICF International, Inc.	23,867,872
271,080		Upwork, Inc. (a)	15,801,253
			62,658,848
		Trading Companies & Distributors - 0.65%
49,390		SiteOne Landscape Supply, Inc. (a)	8,359,751
		Total Industrials (Cost $176,903,549)	249,547,722

		Information Technology - 19.43%
		Communications Equipment - 5.90%
1,064,180		ADTRAN, Inc.	21,975,317
386,575		Calix, Inc. (a)	18,362,312
521,077		Cambium Networks Corp. - ADR (a) (b)	25,194,073
122,722		Lumentum Holdings, Inc. (a)	10,066,886
			75,598,588
		IT Services - 3.64%
128,700		Endava PLC - ADR (a) (b)	14,592,006
1,662,785		Paya Holdings, Inc. (a)	18,323,891
400,000		TaskUS, Inc. (a)	13,696,000
			46,611,897
		Semiconductors & Semiconductor Equipment - 2.70%
468,570		MaxLinear, Inc. (a)	19,909,539
95,345		Silicon Laboratories, Inc. (a)	14,611,621
			34,521,160
		Software - 7.19%
350,385		8x8, Inc. (a)	9,726,688
253,060		DoubleVerify Holdings, Inc. (a)	10,714,560
259,641		Mimecast Ltd. - ADR (a) (b)	13,773,955
774,379		Momentive Global, Inc. (a)	16,316,166
409,625		Tenable Holdings, Inc. (a)	16,937,994
247,065		Varonis Systems, Inc. (a)	14,235,885
347,390		Viant Technology, Inc. (a)	10,345,274
			92,050,522
		Total Information Technology (Cost $160,389,619)	248,782,167

		Materials - 1.74%
		Construction Materials - 1.26%
463,433		Summit Materials, Inc. - Class A (a)	16,150,640

		Containers & Packaging - 0.48%
302,997		Karat Packaging, Inc. (a)	6,172,049
		Total Materials (Cost $12,354,782)	22,322,689

		TOTAL COMMON STOCKS (Cost $822,530,379)	1,223,330,204

		SHORT TERM INVESTMENTS - 4.88%
		Investment Company - 4.88%
62,537,423		Fidelity Investments Money Market Funds - Government Portfolio - Class I - 0.010% (c)	62,537,423
		Total Investment Company	62,537,423

		TOTAL SHORT TERM INVESTMENTS (Cost $62,537,423)	62,537,423

		Total Investments (Cost ($885,067,802) - 100.43%	1,285,867,627
		Liabilities in Excess of Other Assets - (0.43)%	(5,499,872)
		TOTAL NET ASSETS - 100.00%	$1,280,367,755

		ADR — American Depositary Receipt
		PLC — Public Limited Company
	(a)	Non Income Producing.
	(b)	Foreign Issued Securities. The total value of these securities amounted to $107,203,347 (8.37% of net assets) at June 30, 2021.
	(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2021.
	*	See the accompanying Notes regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

INVESTMENT VALUATION

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of June 30, 2021, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. ”

Summary of Fair Value Exposure at June 30, 2021

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of June 30, 2021. These assets are measured on a recurring basis.

Buffalo Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,223,330,204	-	-	$1,223,330,204
Short Term Investments	62,537,423	-	-	62,537,423
Total*	$1,285,867,627	$-	-	$1,285,867,627

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended June 30, 2021.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of June 30, 2021. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of June 30, 2021.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.